UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 29, 2011

CHARTER FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

United States (State or other jurisdiction of incorporation or organization)	001-34889 (Commission File Number)	58-2659667 (IRS Employer Identification No.)

1233 O. G. Skinner Drive, West Point, Georgia		31833
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (706) 645-1391

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On November 29, 2011, the Board of Directors of Charter Financial Corporation approved a quarterly cash dividend of $0.05 per share. The dividend is payable on December 29, 2011 to stockholders of record on December 13, 2011. A press release announcing the details of the declaration is filed herewith as Exhibit 99.1.

First Charter, MHC, majority stockholder of Charter Financial Corporation has waived the right to receive most of its portion of the dividend, based on action of its Board of Directors.  Accordingly, the dividend is expected to be paid only on the 10,040,491 shares owned by stockholders of Charter Financial Corporation.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

99.1 Press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER FINANCIAL CORPORATION
(Registrant)

Date: December 2, 2011	By:	/s/ Curtis R. Kollar
Curtis R. Kollar, Senior Vice President and
Chief Financial Officer